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                                                                   EXHIBIT 10(b)

                        FLEETBOSTON FINANCIAL CORPORATION
          Revised Schedule of Executive Officers Who Have Entered into
                      Certain Change in Control Agreements

A.       Benefit -- 3x Base Plus Bonus:

         Terrence Murray
         Robert J. Higgins
         David L. Eyles
         Eugene M. McQuade
         H. Jay Sarles
         Anne M. Finucane
         Brian T. Moynihan
         William C. Mutterperl
         M. Anne Szostak

B.       Benefit -- 2x Base Plus Bonus:

         Ernest L. Puschaver